BLUEGATE CORPORATION
A NEVADA CORPORATION
--Series C Convertible Non Redeemable Preferred Stock--

This Certifies that SAI CORPORATION is the owner of      8     fully paid and non-assessable Shares of series C convertible non-redeemable preferred stock transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Where of, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated:	June 28, 2007	Illegible
President

THESE PREFERRED SHARES AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THE PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),NORUNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH PREFERRED STOCK MAY BE SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	Custodian	(Minor)
TEN ENT	- as tenants by the. entireties	under Uniform Gifts to Minors Act		(State)
JT TEN	- as joint tenants with right-of survivorship
and not as tenants in common

For value received, the undersigned hereby sells, assigns and transfers unto	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

Represented by the within Certificate, and hereby irrevocably constitutes and appoints

Attorney to transfer the said
Shares on the books of the within-named Corporation with full power of substitution in the premises.
Date,

In presence of

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

BLUEGATE CORPORATION
A NEVADA CORPORATION
—Series C Convertible Non Redeemable Preferred Stock—

This Certifiies that Stephen J. Sperco is the owner of      40     fully paid and non-assessable Shares of series C convertible non-redeemable preferred stock transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Where of, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Date:	June 28, 2007	Illegible
President

THESE PREFERRED SHARES AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THE PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),NORUNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH PREFERRED STOCK MAY BE SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	- as tenants in common	UNIF GIFT MiN ACT -	Custodian	(Minor)
TEN ENT	- as tenants by the. entireties	under Uniform Gifts to Minors Act		(State)
JT TEN	- as joint tenants with right-of survivorship
and not as tenants in common

For value received, the undersigned hereby sells, assigns and transfers unto	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

Represented by the within Certificate, and hereby irrevocably constitutes and appoints

Attorney to transfer the said
Shares on the books of the within-named Corporation with full power of substitution in the premises.
Date,

In presence of

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.